UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2018

Intersect ENT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36545	20-0280837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Intersect ENT, Inc.

1555 Adams Drive

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 641-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 5, 2018, the Company held its Annual Meeting. Proxies for the Annual Meeting were solicited by the Company’s Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Of the 30.1 million outstanding shares of the Company’s common stock that could be voted at the Annual Meeting, 26.9 million shares, or approximately 89%, were represented at the Annual Meeting in person or by proxy, which constituted a quorum. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tabulation of the number of votes cast. A more complete description of each matter is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2018.

Proposal 1:	Each of the seven directors proposed by the Company for re-election was elected by the following votes to serve until the Company’s 2019 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

	For	Withheld	Broker Non-Votes
Kieran T. Gallahue	24,415,308	200,052	2,325,822
Lisa D. Earnhardt	24,530,205	85,155	2,325,822
Teresa L. Kline	24,571,981	43,379	2,325,822
Cynthia L. Lucchese	24,389,953	225,407	2,325,822
Dana G. Mead, Jr	24,259,941	355,419	2,325,822
Frederic H. Moll, M.D	24,241,646	373,714	2,325,822
W. Anthony Vernon	24,389,153	226,207	2,325,822

Proposal 2:	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
26,674,225	265,179	1,778	—

Proposal 3:	The approval of an amendment to our 2014 Employee Stock Purchase Plan to increase the number of shares available for issuance by 1,200,000 shares. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
24,387,397	225,485	2,478	2,325,822

Proposal 4:	The advisory vote on executive compensation as described in the Company’s definitive proxy statement was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
23,939,895	671,563	3,902	2,325,822

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intersect ENT, Inc.

Dated: June 7, 2018

	By:	/s/ David A. Lehman
David A. Lehman
General Counsel and Secretary